UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2009

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                        Delaware                                                    1-9273                                                     75-1285071
                           (State or Other Jurisdiction                                             (Commission                                               (IRS Employer
                                         of Incorporation)                                       File Number)                                              Identification No.)

                    4845 US Highway 271 N.
                                   Pittsburg, Texas                                                  75686-0093
                                                (Address of Principal Executive Offices)                            (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 15, 2009, Pilgrim's Pride Corporation (the "Company") entered into a Third Amendment (the "Amendment") to the Amended and Restated Post-Petition Credit Agreement dated December 31, 2008 among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto (the "Credit Agreement").  The Amendment is subject to the approval of the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.  The Amendment amends the Credit Agreement to allow the Company to invest in certain interest bearing accounts and government securities, subject to certain conditions.  In connection with the Amendment, the Company also agreed to reduce the total available commitments under the Credit Agreement from $450,000,000 to $350,000,000.

The Amendment also allows the Company to enter into certain ordinary course hedging contracts relating to feed ingredients used by the Company and its subsidiaries in their businesses.  The Company may only enter into hedging contracts which satisfy the following conditions, among other restrictions: (a) the contract is traded on a recognized commodity exchange; (b) the contract expiration date is no later than March 21, 2010, or a later date if agreed to by the Bank of Montreal, as agent; (c) the Company and its subsidiaries do not have open forward, futures or options positions in the subject commodity in excess of 50% of the Company's expected usage of such commodity for a specified period; (d) the contract is not entered into for speculative purposes; and (e) the Company will not have more than $100,000,000 in margin requirements with respect to all such hedging contracts.

The above discussion is a summary of certain terms and conditions of the Amendment and is qualified in its entirety by the terms and conditions of the Amendment. For the complete terms and conditions of the Amendment summarized in this report, please refer to the Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                  Description

10.1
Third Amendment to Amended and Restated Post-Petition Credit Agreement, dated as of July 15, 2009, among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:  July 16, 2009                                                                       By: /s/ Richard A. Cogdill
                       Richard A. Cogdill
                               Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                        Description

10.1
Third Amendment to Amended and Restated Post-Petition Credit Agreement, dated as of July 15, 2009, among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto.